Exhibit 99.1

MARYSVILLE HYDROCARBONS

HOLDINGS, LLC AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

For the nine months ended September 30, 2010 and 2009

MARYSVILLE HYDROCARBONS HOLDINGS, LLC AND SUBSIDIARIES

TABLE OF CONTENTS

Page

Consolidated Financial Statements
Consolidated Balance Sheets	1
Consolidated Statements of Income and Members’ Equity	3
Consolidated Statements of Cash Flows	4
Notes to Consolidated Financial Statements	5

MARYSVILLE HYDROCARBONS HOLDINGS, LLC AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	September 30,
	2010	2009
ASSETS

CURRENT ASSETS

Cash	$12,990,620	$3,162,736
Accounts receivable
Trade	1,502,351	3,645,693
Related party	1,302,116	620,442
Materials and supplies	1,233,746	1,091,141
Natural gas	—	623,711
Michigan Business Tax benefit	—	893,319
Prepaid expenses	813,850	384,165
Deferred income taxes	50,045	50,398

Total current assets	17,892,728	10,471,605

DEFERRED INCOME TAXES	460,635	897,755

PROPERTY AND EQUIPMENT	30,042,165	30,185,949

OTHER ASSET - Debt issuance costs	158,132	103,482

	$48,553,660	$41,658,791

See notes to consolidated financial statements.

	September 30,
	2010	2009
LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Current portion of long-term debt	$—	$2,100,000
Accounts payable
Trade	271,425	567,341
Related parties	3,762	24,665
Accrued expenses	592,872	1,311,519
Accrued Federal income tax	10,578,065	11,070,193
Note payable - related party	444,986	736,096
Deferred storage revenue	6,960,874	6,603,017
Deferred income taxes	275,796	153,798

Total current liabilities	19,127,780	22,566,629

DEFERRED INCOME TAXES	6,865,081	6,184,006

OTHER LIABILITIES
Deferred contract revenue	1,083,141	1,256,475
Deferred land lease revenue	1,416,563	916,612

	2,499,704	2,173,087

MEMBERS’ EQUITY	20,061,095	10,735,069

	$48,553,660	$41,658,791

See notes to consolidated financial statements.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME AND MEMBERS’ EQUITY

	Nine months ended September 30,
	2010	2009

Operating revenue
Storage	$10,262,433	$9,892,636
Throughput	1,090,912	1,279,627
Loss allowance product sales	6,744,444	1,905,960
Availability and utility services	828,815	821,560
Land lease	375,000	375,000

Total operating revenue	19,301,604	14,274,783

Operating expenses
Operations and maintenance	1,717,042	3,313,451
Labor and administrative	3,514,944	3,486,024
Depreciation	1,438,474	1,401,805
Property taxes	425,438	357,797

Total operating expenses	7,095,898	8,559,077

Operating revenue	12,205,706	5,715,706

Other income (expense)
Interest expense	(13,594)	(118,672)
Interest income	15,008	80
Loss on sale of investment in natural gas	(24,611)	—
Other expense	(50,600)	(27,254)
Other income	189,232	44,190

	115,435	(101,656)

Income before income taxes	12,321,141	5,614,050

Income taxes	4,730,551	2,424,013

Net income	7,590,590	3,190,037

Members’ equity, beginning	12,470,505	7,545,032

Members’ equity, ending	$20,061,095	$10,735,069

See notes to consolidated financial statements.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine months ended September 30,
	2010	2009

OPERATING ACTIVITIES
Net income	$7,590,590	$3,190,037
Adjustments to reconcile net income to net cash flows from operating activities
Depreciation	1,438,474	1,401,805
Amortization of debt issuance costs	115,486	55,719
Deferred income taxes	822,243	1,254,186
Loss on sale of investment in natural gas	24,611	—
Changes in:
Accounts receivable	(2,072,059)	(3,867,822)
Materials and supplies	(238,435)	(118,841)
Prepaid expenses	(471,091)	3,963
Michigan Business Tax benefit	893,319	(135,319)
Accounts payable and accrued expenses	(916,392)	(688,662)
Federal income tax payable	(1,793,397)	898,731
Deferred storage revenue	3,659,365	3,313,399
Deferred contract revenue	(129,977)	(174,166)
Deferred land lease revenue	375,000	375,000

Net cash provided by operating activities	9,297,737	5,508,030

INVESTING ACTIVITIES
Investment in natural gas	—	(623,711)
Proceeds from sale of investment in natural gas	599,100	—
Expenditures for property and equipment	(1,043,285)	(1,000,603)

Net cash used in investing activities	(444,185)	(1,624,314)

FINANCING ACTIVITIES
Repayments of long-term debt	(1,075,000)	(4,356,250)
Expenditure for debt issuance costs	(188,709)	—
Net activity under related party note payable	(479,518)	271,096

Net cash used in financing activity	(1,743,227)	(4,085,154)

NET CHANGE IN CASH	7,110,325	(201,438)

CASH, Beginning	5,880,295	3,364,174

CASH, Ending	$12,990,620	$3,162,736

See notes to consolidated financial statements.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2010 and 2009

NOTE 1 – SUMMARY OF ACCOUNTING POLICIES

The following is a summary of certain accounting policies followed in the preparation of these consolidated financial statements. The policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the consolidated financial statements.

Company Operations

Marysville Gas Liquids Company, a Michigan Corporation, is engaged in operating and leasing commercial space within a 6.7 million barrel underground storage terminal. The Company provides storage, throughput, and related services to depositories operating in the liquid hydrocarbons industry. The company owned facility includes ten underground salt caverns, which are used for storage of various liquefied petroleum gas products that mainly include propane, mixed butane, and normal butane. One cavern is used for brine storage. The Company also provides availability and utility services. Marysville Gas Liquids Company is a wholly owned subsidiary of Marysville Hydrocarbons, Inc.

Marysville Hydrocarbons, Inc., a Delaware Corporation, is a holding company. Marysville Hydrocarbons, Inc. is a wholly owned subsidiary of Marysville Hydrocarbons Holdings, LLC.

Marysville Hydrocarbons Holdings, LLC, a Michigan Limited Liability Company, is a holding company.

Principals of Consolidation

The consolidated financial statements include the accounts of Marysville Hydrocarbons Holdings, LLC and its wholly owned subsidiaries Marysville Hydrocarbons, Inc. and Marysville Gas Liquids Company. Significant intercompany transactions and balances have been eliminated.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

The Company, from time to time during the years covered by these consolidated financial statements, may have bank balances in excess of its insured limits. Management has deemed this a normal business risk.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2010 and 2009

NOTE 1 – SUMMARY OF ACCOUNTING POLICIES (Continued)

Concentration of Customers and Receivable Credit Risk

The Company provides storage services for customers with principal business activities that are concentrated in the liquid hydrocarbons industry. This could cause the Company’s business to be affected by similar economic or other market conditions affecting these customers. To mitigate credit risk, the Company has the ability to hold a lien on the product in storage for outstanding storage fee balances.

The Company generates a substantial portion of its revenue through the storage contracts with its customers. The Company had 22 and 20 storage contract customers for the nine months ended September 30, 2010 and 2009, respectively. The Company’s four largest dollar-volume storage customers accounted for 31 % and 29% of total operating revenue for the nine months ended September 30, 2010 and 2009, respectively.

Minimum future storage revenue pursuant to storage contracts in effect as of September 30, 2010, is summarized as follows:

Years ending September 30,	Amount

2011	$12,394,095
2012	7,050,176
2013	1,359,515

$20,803,786

Cash Equivalents

For purposes of the consolidated statement of cash flows, the Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

Accounts Receivable/Allowance for Doubtful Accounts

The Company carries its accounts receivables at cost less an allowance for doubtful accounts. On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, when deemed necessary, based on the history of past write-offs and collections and current credit conditions. At September 30, 2010 and 2009, all accounts receivable were considered collectible, therefore no allowance was deemed necessary. Generally, the accounts receivable balances are unsecured unless a lien is placed on stored product.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2010 and 2009

NOTE 1 – SUMMARY OF ACCOUNTING POLICIES (Continued)

The Company’s policy for collecting their accounts receivable is to aggressively pursue past due accounts. A receivable is considered past due if payments have not been received by the Company for 60 days. The Company does not accrue interest on outstanding accounts receivable. Additionally, the Company reviews their accounts receivable listing annually and writes off any past due accounts, which are determined by management of the Company as uncollectible. There were no uncollectible accounts recognized during the nine months ended September 30, 2010 and 2009.

Stored Products

The Company provides storage services in its capacity as a warehouseman. Therefore the liquefied petroleum gas volumes stored at the Company’s facilities are not considered the Company’s property; accordingly the products are not reported in the consolidated financial statements.

Materials and Supplies Valuation

Materials and supplies are used to operate and repair plant equipment associated with providing storage, availability, and utility services. Materials and supplies are valued at the lower of cost or market on a first-in, first-out method.

Property and Equipment

Management capitalizes expenditures for property and equipment. Expenditures for maintenance and repairs are charged to operating expenses. Property and equipment are carried at cost. Adjustments of the asset and the related accumulated depreciation accounts are made for property and equipment retirements and disposals, with the resulting gain or loss included in the consolidated statements of income and members’ equity.

Debt Issuance Costs

During the nine months ended September 30, 2010, the Company entered into a new loan agreement, as described in Note 6, debt issuance costs subject to amortization relating to this loan agreement totaled $158,132, net of accumulated amortization of $30,577.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2010 and 2009

NOTE 1 – SUMMARY OF ACCOUNTING POLICIES (Continued)

The debt issuance costs are being amortized on a straight-line basis over the life of the agreement. Amortization expense was $30,577 for the nine months ended September 30, 2010. Estimated future amortization expense for the next three years and in the aggregate is as follows:

Years ending September 30,	Amount

2011	$62,904
2012	62,904
2013	32,324

$158,132

At September 30, 2009, the Company had debt issuance costs subject to amortization relating to the term loan that was paid in full during the nine months ended September 30, 2010, as described in Note 6, of $103,482, net of accumulated amortization of $267,982. The debt issuance costs were being amortized on a straight-line basis over the life of the loan. Amortization expense was $18,573 and $55,719 for the nine months ended September 30, 2010 and 2009, respectively. The unamortized debt issuance costs related to this term note in the amount of $84,909 were expensed as bank fees during the nine months ended September 30, 2010.

Revenue Recognition

Storage Revenue

Storage revenue is generated from long-term storage contracts with depositors, which is the principal source of the Company’s revenue. The Company recognizes this revenue on a straight line basis over the applicable lives of the storage contracts. For this purpose, the storage year for these contracts is from April 1 to March 31. As a result, the Company records deferred storage revenue on the consolidated balance sheet which totaled $6,960,874 and $6,603,017 at September 30, 2010 and 2009, respectively.

Throughput Revenue

The Company charges its customers a throughput fee per barrel of liquefied petroleum gas that is deposited into and removed from the storage facilities in excess of the storage volumes contracted in a given storage year. The Company recognizes this revenue as the product is cycled in and out of storage. During the nine months ended September 30, 2010 and 2009, throughput revenue amounted to $1,090,912 and $1,279,627, respectively.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2010 and 2009

NOTE 1 – SUMMARY OF ACCOUNTING POLICIES (Continued)

Loss Allowance Product Sales

The Company has a provision in its storage contracts which allows the Company to charge for the inherent loss of product during the storage process and from the product throughput in and out of the caverns. This loss allowance is based upon a percentage of the total amount of liquefied petroleum gas that the customer moves in and out of the caverns. Over time, the excess product that is retained from customers as a loss allowance charge can accumulate. The Company recognizes inventory and related income upon physically balancing the caverns. The Company then sells this excess product to existing depositors or other third parties. During the nine months ended September 30, 2010 and 2009, sales from the accumulated loss allowance amounted to $6,744,444 and $1,905,960, respectively.

Possible shortages in excess of the accumulated loss allowance product represent a contingent liability to the Company to the extent that the Company may be required to purchase the related products on the open market to satisfy customer obligations. As of September 30, 2010 and 2009, management believes there is sufficient volume of all stored products to satisfy its contractual obligations.

Availability and Utility Services

The Company has an agreement to provide certain availability and utility services to a non-affiliated customer with an initial term ending December 31, 2016. The agreement has an automatic extension that can be terminated by either party. The Company charges a service fee for availability and utility services such as: compressed air, water, sewer, flare, fire water, and use of certain facilities. An annual availability fee is charged for these services and is adjusted annually in accordance with a Producer Price Index escalation factor. The Company is also reimbursed by the non-affiliated customer for fifty percent of costs incurred to operate and maintain the various service operations. In addition, the customer is charged a monthly fee for compressed air and water based on usage. These revenues are recognized as services are provided or over the term of the availability.

The non-affiliated customer agreed to reimburse the Company for fifty percent of all the costs incurred related to the conversion project transforming the flare stack from steam to air. The amount reimbursed totaled $1.6 million. The Company has capitalized the reimbursed flare stack costs and is amortizing the deferred contract income over the initial term of the plant services agreement. At September 30, 2010 and 2009, the Company had recorded deferred contract revenue related to this agreement totaling $1,083,141 and $1,256,475, respectively.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2010 and 2009

NOTE 1 – SUMMARY OF ACCOUNTING POLICIES (Continued)

Depreciation

Depreciation of property and equipment is computed using the straight-line method over the estimated useful lives of assets at acquisition. Estimated useful lives are as follows:

Storage caverns	19 - 30 years
Land improvements	15 - 20 years
Plant and equipment	3 - 15 years

Income Taxes

Marysville Hydrocarbon Holdings, LLC is a non tax-paying entity for Federal income tax purposes. The income or loss of the limited liability Company is passed through to the members and reported on their income tax returns. The Company distributes funds to the members upon board approval.

Marysville Hydrocarbons, Inc. and Marysville Gas Liquids Company are taxpaying entities for Federal income tax purposes and thus a provision for Federal income taxes is reflected in the consolidated financial statements. Income tax expense includes federal and state taxes currently payable and deferred taxes arising from temporary differences between income for financial reporting and income tax purposes.

Federal and state income taxes are provided at the applicable rates on the basis of items included in the determination of income for income tax purposes. The Company’s effective tax rate may be different than what would be expected if the Federal and State statutory rates were applied to income from continuing operations primarily because of amounts expensed for financial reporting that are not deductible for tax purposes and possibly items taxable for tax purposes or deductible for tax purposes which are not includable for financial reporting. The significant permanent difference is deductions for Federal income taxes.

Effective January 1, 2008, Michigan adopted a business tax which replaced the Michigan Single Business Tax. Included in the Michigan Business Tax is a tax on taxable income and a tax on adjusted gross receipts. It is management’s policy to report both components of the tax as an income tax.

The statute created a “joint and severally liable” unitary tax on entities which are generally commonly controlled and have inter-company “flow of value” transactions. The entities have entered into a tax sharing arrangement where each member of the group will reimburse or be reimbursed by other members of the group an amount to approximate their share of the tax liability or benefit. The Company recognized a tax expense of $427,305 and $271,096 during the nine months ended September 30, 2010 and 2009, respectively. These amounts have been included in state income taxes on the consolidated statements of income and members’ equity.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2010 and 2009

NOTE 1 – SUMMARY OF ACCOUNTING POLICIES (Continued)

Income tax expense is as follows for the nine months ended:

	September 30,
	2010	2009

Current
Federal	$3,481,003	$898,731
State	427,305	271,096

Deferred
Federal	586,500	765,900
State	235,743	488,286

	$4,730,551	$2,424,013

Effective January 1, 2009 the Company adopted ASC guidance regarding accounting for uncertainty in income taxes. This guidance clarifies the accounting for income taxes by prescribing the minimum recognition threshold an income tax position is required to meet before being recognized in the financial statements and applies to all income tax positions. Each income tax position is assessed using a two step process. A determination is first made as to whether it is more likely than not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more likely than not criteria, the benefit recorded in the financial statements equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement.

The Internal Revenue Service has performed an administrative review relating to the Marysville Gas Liquids Company’s 2003 election to be treated as a disregarded entity for tax purposes. The Company is structured as a C Corporation and in the absence of an approved election to be treated as a disregarded entity, would be required to pay taxes at the applicable corporate rates. Although management is still pursuing the election, they have decided to accrue an estimate of past and current Federal taxes and related interest in the event they are not successful in this effort. No penalties have been accrued, as the Company believes that the Internal Revenue Service will not assess under the circumstances. In addition, the returns filed for tax years 2003 through 2007 have been chosen for audit by the Internal Revenue Service. The examination was ongoing as of the report date of these consolidated financial statements and final outcome is unknown.

The Internal Revenue Service issued a tax notice to the Company claiming they failed to file monthly Terminal Operator Reports and have proposed penalties totaling $1,006,000 for the period of January 1, 2007 through April 30, 2009. The Company became aware of the issue and had retroactively filed all necessary monthly reports. The Company believes they have reasonable cause for their failure to file the reports timely and that all penalties will be abated, therefore no amounts have been accrued as of September 30, 2010 and 2009.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2010 and 2009

NOTE 1 – SUMMARY OF ACCOUNTING POLICIES (Continued)

Deferred Income Taxes

Deferred income taxes are provided for timing differences between financial statement income and tax return income under the provisions of Accounting for Income Taxes which requires deferred income taxes be computed on the liability method and deferred tax assets are recognized only when realization is more likely than not. The principal timing differences arise from the use of an accelerated depreciation method for tax purposes and a straight-line method for book purposes, Michigan Business Tax future benefit, prepaid insurance, prepaid property taxes, and accrued vacation expense.

Deferred tax assets and liabilities are as follows:

	September 30,
	2010	2009
Deferred tax assets
Short-term
Accrued expenses	$50,045	$50,398
Long-term
Net operating loss carryforward	—	437,120
Future MBT benefit	460,635	460,635

Total deferred tax asset	$510,680	$948,153

Deferred tax liabilities
Short-term
Prepaid expenses	$275,796	$153,798
Long-term
Property, plant, and equipment	6,865,081	6,184,006

	$7,140,877	$6,337,804

The effective tax rate before income taxes varies from the current statutory Federal income tax rate as follows:

	September 30,
	2010	2009
Statutory rate	34.00%	34.00%
State taxes	3.96	6.79
State modified gross receipts tax	1.43	3.74
Other	(1.00)	(1.35)

	38.39%	43.18%

MARYSVILLE HYDROCARBONS HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2010 and 2009

NOTE 1 – SUMMARY OF ACCOUNTING POLICIES (Continued)

Subsequent Events

The Company has performed a review of events subsequent to the balance sheet date through January 27, 2011, the date the consolidated financial statements were available to be used. See Note 13 for detail of reportable subsequent events.

NOTE 2 – RELATED PARTY TRANSACTIONS

Accounts Receivable

At September 30, 2010 and 2009, the Company had accounts receivable from related parties through common ownership in the amount of $1,302,116 and $620,442, respectively.

Deferred Land Lease and Services Revenue

The Company leases land and provides services to a related party through common ownership. Under the lease and services agreement, the related party is required to make payments of $1,000,000 per year for the first ten years that the related party’s production plant is operational, and $100 per year thereafter for the duration of the plant’s operations.

The Company recognizes the land lease and service revenue on a straight-line basis over the estimated lease term. For both nine months ended September 30, 2010 and 2009, the Company received land lease and service payments totaling $750,000, of which $375,000 was included within operating revenue and the remainder was deferred. At September 30, 2010 and 2009, deferred land lease and services revenue amounted to $1,416,563 and $916,612, respectively.

Accounts Payable

At September 30, 2010 and 2009, the Company had accounts payable to related parties through common ownership in the amount of $3,762 and $24,665, respectively.

Note Payable

At September 30, 2010 and 2009, the Company owed $444,986 and $736,096 to a related party through common ownership. The note is non-interest bearing and is due on demand. The amount is classified as short-term on the balance sheet, as management expects to pay the balance within one year.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2010 and 2009

NOTE 2 – RELATED PARTY TRANSACTIONS (Continued)

Administrative and Utility Service Fees

The Company received reimbursement from a related party through common ownership for costs incurred related to the general operation of an administrative building that is shared between the two entities. Total reimbursement amounted to $117,112 and $106,201 for the nine months ended September 30, 2010 and 2009, respectively.

The Company received reimbursement from a related party through common ownership for costs incurred relating to shared utilities between the two entities. Total reimbursement amounted to $1,768,555 and $1,751,854 for the nine months ended September 30, 2010 and 2009, respectively.

Leased Employees

The Company provides certain employee services to a related party through common ownership. The total contracted employee services reimbursement amounted to $719,035 and $657,969 for the nine months ended September 30, 2010 and 2009, respectively.

Utility Service Charges

The Company pays a related party through common ownership on a monthly basis for their portion of natural gas usage. Total natural gas usage fees paid to the related party amounted to $61,065 and $47,772 for the nine months ended September 30, 2010 and 2009, respectively.

Management Fee

The Company has an agreement with a related party through common ownership under which the related party provides management and administrative services to the Company. The total amount of management fees paid for services for both nine months ended September 30, 2010 and 2009 amounted to $375,000.

Administrative and Insurance Expenses

The Company pays administrative fees and general liability insurance charges to a related party through common ownership. The total amount of administrative and insurance costs paid during the nine months ended September 30, 2010 and 2009 amounted to $225,294 and $184,419, respectively.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2010 and 2009

NOTE 2 – RELATED PARTY TRANSACTIONS (Continued)

Agent Fee

During the nine months ended September 30, 2009, the Company entered into an agreement with a related party through common ownership for them to act as the Company’s agent to sell and purchase natural gas futures contracts. As part of the agreement, the Company was required to remit 50% of the profit earned to the related party as compensation for acting as the Company’s agent in the transaction described in this footnote. Realized gains related to this agreement in the amount of $189,232 have been included in other income for the nine months ended September 30, 2010.

NOTE 3 – MATERIALS AND SUPPLIES

Materials and supplies consist of the following:

	September 30,
	2010	2009

Spare parts	$1,220,810	$1,034,096
Chemicals	12,936	57,045

	$1,233,746	$1,091,141

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	September 30,
	2010	2009

Land	$1,924,430	$1,924,430
Land improvements	2,233,487	2,233,487
Storage caverns, plant and equipment	31,379,429	30,289,088
Construction in process	2,229,808	1,554,327

	37,767,154	36,001,332
Less accumulated depreciation	7,724,989	5,815,383

	$30,042,165	$30,185,949

MARYSVILLE HYDROCARBONS HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2010 and 2009

NOTE 5 – ACCRUED EXPENSES

Accrued expenses consist of the following:

	September 30,
	2010	2009

Capital expenditures	$2,758	$—
Audit fees	74,795	45,000
Legal services	72,900	—
Payroll	20,616	55,974
Profit Incentive	—	154,418
Vacation	124,946	125,824
Remediation costs	—	220,000
Cavern costs	279,913	674,310
Interest	—	3,344
Other	16,944	32,649

	$592,872	$1,311,519

NOTE 6 – NOTES PAYABLE

At September 30, 2010, the Company had an unused revolving loan agreement with a bank. The Company can borrow up to a maximum of $10,000,000. The loan agreement expires April 2013 and bears interest at LIBOR plus 3% (LIBOR was 0.78% at September 30, 2010). The note is secured by all assets of the Company and is subject to various covenants related to funded debt and fixed charge coverage.

At September 30, 2009, the Company had an unused revolving line of credit agreement with a bank. The Company could borrow up to a maximum of $2,500,000. The line of credit agreement was to expire in January 2011 and bore interest at the Company’s option based upon the banks prime rate plus .5% or the LIBOR plus 2.5%. The note was secured by all assets of the Company. During the nine months ended September 31, 2010, the Company obtained alternative financing as described in the previous paragraph and is no longer under this agreement.

At September 30, 2009, the Company owed $2,100,000 under a term loan agreement with a bank. During the nine months ended September 30, 2010, the Company repaid the term note in full. The note required quarterly principal installments in the amount of $768,750 and bore interest at the Company’s option based upon the bank’s prime rate plus .5%, the federal funds rate plus .5%, or the LIBOR plus 2.5. The note was secured by all the assets of the Company.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2010 and 2009

NOTE 7 – DEFERRED CONTRACT REVENUE

Railroad Transportation

The Company had an agreement with a rail carrier, under which the Company agreed to make railroad improvements of approximately $650,000. Under the agreement, the rail carrier agreed to reimburse $300 per railcar based on excess volumes over the baseline railroad car usage. The agreement expired in September 2009.

The. Company has capitalized the costs of the railroad improvements and has amortized the deferred income over the life of the asset. During the nine months ended September 30, 2009, remaining deferred contract revenue in the amount of $44,221 was recognized as other income on the consolidated statements of income.

NOTE 8 – RETIREMENT PLANS

The Company has two 401(k) plans for union and non-union employees. The plans provide for the Company to make required matching contributions for the union employee plan and a discretionary matching contribution for the non-union employee plan. For the nine months ended September 30, 2010 and 2009, contributions to the plans amounted to $83,800 and $72,108, respectively.

NOTE 9 – OPERATING LEASES

During the nine months ended September 30, 2010 and 2009, the Company leased various equipment from unrelated third parties with monthly payments totaling $6,231 and expiring on various dates through October 2012. The leased equipment is also used by a related party through common ownership, therefore fifty percent of the rent payments are billed to the related party on a monthly basis. For the nine months ended September 30, 2010 and 2009, the Company’s portion of total related rent expense amounted to $33,286 and $28,701, respectively.

Minimum future rental payments under the non-cancelable operating leases described above for each of the next three years and in the aggregate are as follows:

Years ended September 30,	Amount

2011	$27,377
2012	24,042
2013	2,004

$53,423

MARYSVILLE HYDROCARBONS HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2010 and 2009

NOTE 10 – CASH FLOWS

Supplemental disclosures of cash flow information are as follows for the nine months ended:

	September 30,
	2010	2009

Interest paid	$18,314	$189,492

Taxes paid	$5,274,400	$170,000

Non-Cash Investing Transactions:

At September 30, 2010, capital expenditures relating to construction in process in the amount of $2,758 were included in accrued expenses.

NOTE 11 – COMMITMENTS

Sales Commitments

The Company had entered into an agreement with a related party to sell 75,000 Mmbtu of natural gas in each of the months of August 2010 and September 2010 at a unit price equal to the NYMEX final settlement price for the month of delivery plus basis. The contract was fully executed as of September 30, 2010 and the corresponding loss on sale in the amount of $24,611 has been recognized on the consolidated statements of income and members’ equity.

Environmental Matters

The Company operations are subject to extensive federal and state environmental laws and regulations concerning emissions into the air, discharges into waters, and the generation, handling, storage, transportation, treatment, and disposal of waste and other materials among other requirements. The risk of environmental liabilities is inherent in high pressure, natural gas liquids operations and in owning related real state and storage facilities, as a result of both current and past operations, which cannot be predicted with certainty. The Company has incurred and will continue to incur costs on an ongoing basis associated with these environmental and safety regulations in the normal course of operating its business.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2010 and 2009

NOTE 12 – ASSET RETIREMENT OBLIGATION

The Company accounts for asset retirement obligations in accordance with the requirements of ASC guidance relating Accounting for Asset Retirement Obligations. It requires the Company to record the fair value of a legal liability for an asset retirement obligation and capitalizes a corresponding amount for an asset. The Company had recorded an obligation related to the existence of asbestos that was present in a fractionator plant located on the Company’s property. A portion of the plant was removed in conjunction with the facilities leased to a related party as described in Note 2 of the consolidated financial statements. Management anticipated and had recorded an asset retirement obligation in the amount of $220,000 as of September 30, 2009. As of September 30, 2010, the obligation was paid in full.

NOTE 13 – SUBSEQUENT EVENTS

Subsequent to the balance sheet date, some members of the Company, with majority ownership, signed a definitive purchase and sale agreement with an unrelated third party to sell their interests in Marysville Hydrocarbons Holdings, LLC as of December 30, 2010.

MARYSVILLE HYDROCARBONS

HOLDINGS, LLC AND SUBSIDIARIES

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

AND

SUPPLEMENTARY INFORMATION

Years ended December 31, 2009 and 2008

MARYSVILLE HYDROCARBONS HOLDINGS, LLC

AND SUBSIDIARIES

REPORT OF INDEPENDENT AUDITORS

To the Members’

Marysville Hydrocarbons Holdings, LLC and Subsidiaries

We have audited the consolidated balance sheets of Marysville Hydrocarbons Holdings, LLC and Subsidiaries as of December 31, 2009 and 2008, and the related consolidated statements of income, members’ equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Marysville Hydrocarbons Holdings, LLC and Subsidiaries as of December 31, 2009 and 2008, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Sterling Heights, Michigan
December 23, 2010

UHY LLP is an Independent Member of UHY International Limited

MARYSVILLE HYDROCARBONS HOLDINGS, LLC

AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	December 31,
	2009	2008
ASSETS
CURRENT ASSETS
Cash	$5,880,295	$3,364,174
Accounts receivable
Trade	390,248	389,040
Related party	342,160	9,273
Materials and supplies	995,311	972,300
Natural gas	623,711	—
Michigan Business Tax benefit	893,319	758,000
Prepaid expenses	342,759	388,128
Deferred income taxes	67,130	62,298

Total current assets	9,534,933	5,943,213
DEFERRED INCOME TAXES	671,983	889,369
PROPERTY AND EQUIPMENT	30,784,762	30,671,373
OTHER ASSET - Debt issuance costs	84,909	159,201

	$41,076,587	$37,663,156

	December 31,
	2009	2008
LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Current portion of long-term debt	$1,075,000	$4,356,250
Accounts payable
Trade	611,530	543,873
Related parties	53,700	110,819
Accrued expenses	1,466,629	2,021,717
Accrued Federal income tax	12,371,462	10,171,462
Note payable - related party	924,504	465,000
Deferred storage revenue	3,301,509	3,289,618

Total current liabilities	19,804,334	20,958,739

DEFERRED INCOME TAXES	6,547,067	5,087,132

OTHER LIABILITIES
Deferred contract revenue	1,213,118	1,430,641
Deferred land lease revenue	1,041,563	541,612

	2,254,681	1,972,253

LONG-TERM DEBT - net of current portion	—	2,100,000

MEMBERS’ EQUITY	12,470,505	7,545,032

	$41,076,587	$37,663,156

See notes to consolidated financial statements.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC

AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY

Balance at January 1, 2008	$4,492,084
Distributions	(3,400,000)
Net income	6,452,948

Balance at January 1, 2009	7,545,032
Net income	4,925,473

Balance at December 31, 2009	$12,470,505

See notes to consolidated financial statements.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC

AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	Years ended December 31,
	2009	2008
Operating revenue
Storage	$13,194,144	$12,815,654
Throughput	1,719,205	1,412,274
Loss allowance product sales	4,060,350	7,476,000
Availability and utility services	1,082,658	1,365,042
Land lease	500,049	458,388

Total operating revenue	20,556,406	23,527,358

Operating expenses
Operations and maintenance	4,202,617	3,809,727
Labor and administrative	4,656,348	4,748,374
Depreciation	1,872,937	1,748,145
Property taxes	495,732	662,659

Total operating expenses	11,227,634	10,968,905

Operating revenue	9,328,772	12,558,453

Other income (expense)
Interest expense	(140,265)	(545,434)
Interest income	80	11,956
Other expense	(1,950)	—
Other income	57,725	60,456

	(84,410)	(473,022)

Income before income taxes	9,244,362	12,085,431
Income taxes	4,318,889	5,632,483

Net income	$4,925,473	$6,452,948

See notes to consolidated financial statements.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC

AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2009	2008
OPERATING ACTIVITIES
Net income	$4,925,473	$6,452,948
Adjustments to reconcile net income to net cash flows from operating activities
Depreciation	1,872,937	1,748,145
Amortization of debt issuance costs	74,292	100,475
Deferred income taxes	1,672,489	1,549,465
Changes in:
Accounts receivable	(334,095)	2,842,817
Materials and supplies	(23,011)	319,198
Prepaid expenses	45,369	24,067
Michigan Business Tax benefit	(135,319)	(758,000)
Accounts payable and accrued expenses	(430,066)	(1,690,805)
Federal income tax payable	2,200,000	3,771,018
Deferred storage revenue	11,891	340,872
Deferred contract revenue	(217,523)	(140,793)
Deferred land lease revenue	499,951	541,612

Net cash provided by operating activities	10,162,388	15,101,019

INVESTING ACTIVITIES
Investment in natural gas	(623,711)	—
Expenditures for property and equipment	(2,100,810)	(2,304,167)

Net cash used in investing activities	(2,724,521)	(2,304,167)

FINANCING ACTIVITIES
Repayments of long-term debt	(5,381,250)	(7,125,000)
Net activity under line-of-credit	—	(1,000,000)
Net activity under related party note payable	459,504	465,000
Member distributions	—	(3,400,000)

Net cash used in financing activity	(4,921,746)	(11,060,000)

NET CHANGE IN CASH	2,516,121	1,736,852
CASH, Beginning	3,364,174	1,627,322

CASH, Ending	$5,880,295	$3,364,174

See notes to consolidated financial statements.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2009 and 2008

NOTE 1 – SUMMARY OF ACCOUNTING POLICIES

The following is a summary of certain accounting policies followed in the preparation of these consolidated financial statements. The policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the consolidated financial statements.

Company Operations

Marysville Gas Liquids Company, a Michigan Corporation, is engaged in operating and leasing commercial space within a 6.7 million barrel underground storage terminal. The Company provides storage, throughput, and related services to depositories operating in the liquid hydrocarbons industry. The company owned facility includes ten underground salt caverns, which are used for storage of various liquefied petroleum gas products that mainly include propane, mixed butane, and normal butane. One cavern is used for brine storage. The Company also provides availability and utility services. Marysville Gas Liquids Company is a wholly owned subsidiary of Marysville Hydrocarbons, Inc.

Marysville Hydrocarbons, Inc., a Delaware Corporation, is a holding company. Marysville Hydrocarbons, Inc. is a wholly owned subsidiary of Marysville Hydrocarbons Holdings, LLC.

Marysville Hydrocarbons Holdings, LLC, a Michigan Limited Liability Company, is a holding company.

Principals of Consolidation

The consolidated financial statements include the accounts of Marysville Hydrocarbons Holdings, LLC and its wholly owned subsidiaries Marysville Hydrocarbons, Inc. and Marysville Gas Liquids Company. Significant intercompany transactions and balances have been eliminated.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

The Company, from time to time during the years covered by these consolidated financial statements, may have bank balances in excess of its insured limits. Management has deemed this a normal business risk.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2009 and 2008

NOTE 1 – SUMMARY OF ACCOUNTING POLICIES (Continued)

Concentration of Customers and Receivable Credit Risk

The Company provides storage services for customers with principal business activities that are concentrated in the liquid hydrocarbons industry. This could cause the Company’s business to be affected by similar economic or other market conditions affecting these customers. To mitigate credit risk, the Company has the ability to hold a lien on the product in storage for outstanding storage fee balances.

The Company generates a substantial portion of its revenue through the storage contracts with its customers. The Company had 20 and 22 storage contract customers for the years ended December 31, 2009 and 2008, respectively. The Company’s four largest dollar-volume storage customers accounted for 38% and 32% of total operating revenue for the years ended December 31, 2009 and 2008, respectively.

Minimum future storage revenue pursuant to storage contracts in effect as of December 31, 2009, are summarized as follows:

Years ending December 31,	Amount
2010	$12,565,204
2011	11,858,442
2012	6,903,780
2013	1,326,755

$32,654,181

Cash Equivalents

For purposes of the consolidated statements of cash flows, the Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents. At December 31, 2009, restricted cash relating to futures contracts amounted to $69,450. There were no restrictions on cash balances at December 31, 2008.

Accounts Receivable/Allowance for Doubtful Accounts

The Company carries its accounts receivables at cost less an allowance for doubtful accounts. On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, when deemed necessary, based on the history of past write-offs and collections and current credit conditions. At December 31,2009 and 2008, all accounts receivable were considered collectible, therefore no allowance was necessary. Generally, the accounts receivable balances are unsecured unless a lien is placed on stored product.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2009 and 2008

NOTE 1 – SUMMARY OF ACCOUNTING POLICIES (Continued)

The Company’s policy for collecting their accounts receivable is to aggressively pursue past due accounts. A receivable is considered past due if payments have not been received by the Company for 60 days. The Company does not accrue interest on outstanding accounts receivable. Additionally, the Company reviews their accounts receivable listing annually and writes off any past due accounts, which are determined by management of the Company as uncollectible. There were no uncollectible accounts recognized during the years ended December 31, 2009 and 2008.

Stored Products

The Company provides storage services in its capacity as a warehouseman. Therefore the liquefied petroleum gas volumes stored at the Company’s facilities are not considered the Company’s property; accordingly the products are not reported in the financial statements.

Materials and Supplies Valuation

Materials and supplies are used to operate and repair plant equipment associated with providing storage, availability, and utility services. Materials and supplies are valued at the lower of cost or market on a first-in, first-out method.

Property and Equipment

Management capitalizes expenditures for property and equipment. Expenditures for maintenance and repairs are charged to operating expenses. Property and equipment are carried at cost. Adjustments of the asset and the related accumulated depreciation accounts are made for property and equipment retirements and disposals, with the resulting gain or loss included in the consolidated statement of income.

Debt Issuance Costs

At December 31, 2009 and 2008, debt issuance costs subject to amortization totaled $84,909 and $159,201, net of accumulated amortization of $286,555 and $212,263, respectively.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2009 and 2008

NOTE 1 – SUMMARY OF ACCOUNTING POLICIES (Continued)

The debt issuance costs are being amortized on a straight-line basis over the life of the loan. Amortization expense was $74,292 and $100,475 for the years ended December 31,2009 and 2008, respectively. Estimated future amortization expense for the next two years is as follows:

Years ending December 31,	Amount
2010	$74,293
2011	10,616

$84,909

Revenue Recognition

Storage Revenue

Storage revenue is generated from long-term storage contracts with depositors, which is the principal source of the Company’s revenue. The Company recognizes this revenue on a straight line basis over the applicable lives of the storage contracts. For this purpose, the storage year for these contracts is from April 1 to March 31. As a result, the Company records deferred contract revenue on the consolidated balance sheet which totaled $3,301,509 and $3,289,618 at December 31, 2009 and 2008, respectively.

Throughput Revenue

The Company charges its customers a throughput fee per barrel of liquefied petroleum gas that is deposited into and removed from the storage facilities in excess of the storage volumes contracted in a given storage year. The Company recognizes this revenue as the product is cycled in and out of storage. During the years ended December 31, 2009 and 2008, throughput revenue amounted to $1,719,205 and $1,412,274, respectively.

Loss Allowance Product Sales

The Company has a provision in its storage contracts which allows the Company to charge for the inherent loss of product during the storage process and from the product throughput in and out of the caverns. This loss allowance is based upon a percentage of the total amount of liquefied petroleum gas that the customer moves in and out of the caverns. Over time, the excess product that is retained from customers as a loss allowance charge can accumulate. The Company recognizes inventory and related income upon physically balancing the caverns. The Company then sells this excess product to existing depositors or other third parties. During the years ended December 31,2009 and 2008, sales from the accumulated loss allowance amounted to $4,060,350 and $7,476,000, respectively.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2009 and 2008

NOTE 1 – SUMMARY OF ACCOUNTING POLICIES (Continued)

Possible shortages in excess of the accumulated loss allowance product represent a contingent liability to the Company to the extent that the Company may be required to purchase the related products on the open market to satisfy customer obligations. As of December 31, 2009 and 2008, management believes there is sufficient volume of all stored products to satisfy its contractual obligations.

Availability and Utility Services

The Company has an agreement to provide certain availability and utility services to a non-affiliated customer with an initial term ending December 31, 2016. The agreement has an automatic extension that can be terminated by either party. The Company charges a service fee for availability and utility services such as: compressed air, water, sewer, flare, fire water, and use of certain facilities. An annual availability fee is charged for these services and is adjusted annually in accordance with a Producer Price Index escalation factor. The Company is also reimbursed by the non-affiliated customer for fifty percent of costs incurred to operate and maintain the various service operations. In addition, the customer is charged a monthly fee for compressed air and water based on usage. These revenues are recognized as services are provided or over the term of the availability.

The non-affiliated customer agreed to reimburse the Company for fifty percent of all the costs incurred related to the conversion project transforming the flare stack from steam to air. The amount reimbursed totaled $1.6 million. The Company has capitalized the reimbursed flare stack costs and is amortizing the deferred contract income over the initial term of the plant services agreement. At December 31, 2009 and 2008, the Company had recorded deferred contract revenue related to this agreement totaling $1,213,118 and $1,386,420, respectively.

Depreciation

Depreciation of property and equipment is computed using the straight-line method over the estimated useful lives of assets at acquisition. Estimated useful lives are as follows:

Storage caverns	19 - 30 years
Land improvements	15 - 20 years
Plant and equipment	3- 15 years

Income Taxes

Marysville Hydrocarbon Holdings, LLC is a non tax-paying entity for Federal income tax purposes. The income or loss of the limited liability Company is passed through to the members and reported on their income tax returns. The Company distributes funds to the members upon board approval.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2009 and 2008

NOTE 1 – SUMMARY OF ACCOUNTING POLICIES (Continued)

Marysville Hydrocarbons, Inc. and Marysville Gas Liquids Company are taxpaying entities for Federal income tax purposes and thus a provision for Federal income taxes is reflected in the consolidated financial statements. Income tax expense includes federal and state taxes currently payable and deferred taxes arising from temporary differences between income for financial reporting and income tax purposes.

Federal and state income taxes are provided at the applicable rates on the basis of items included in the determination of income for income tax purposes. The Company’s effective tax rate may be different than what would be expected if the Federal and State statutory rates were applied to income from continuing operations primarily because of amounts expensed for financial reporting that are not deductible for tax purposes and possibly items taxable for tax purposes or deductible for tax purposes which are not includable for financial reporting. The significant permanent differences are deductions for Federal income taxes and deferred taxes.

Effective January 1, 2008, Michigan adopted a business tax which replaced the Michigan Single Business Tax. Included in the Michigan Business Tax is a tax on taxable income and a tax on adjusted gross receipts. It is management’s policy to report both components of the tax as an income tax.

The statute created a “joint and severally liable” unitary tax on entities which are generally commonly controlled and have inter-company “flow of value” transactions. The entities have entered into a tax sharing arrangement where each member of the group will record their share of the expense or benefit of the unitary group tax. The Company recognized a tax expense of $446,400 and $312,000 during the years ended December 31,2009 and 2008, respectively. This amount has been included in state income taxes on the consolidated statements of income.

Income tax expense for the years ended December 31, 2009 and 2008, is as follows:

	December 31,
	2009	2008
Current
Federal	$2,200,000	$3,771,018
State	446,400	312,000
Deferred
Federal	851,700	640,800
State	820,789	908,665

	$4,318,889	$5,632,483

MARYSVILLE HYDROCARBONS HOLDINGS, LLC

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2009 and 2008

NOTE 1 – SUMMARY OF ACCOUNTING POLICIES (Continued)

Effective January 1, 2009 the Company adopted ASC guidance regarding accounting for uncertainty in income taxes. This guidance clarifies the accounting for income taxes by prescribing the minimum recognition threshold an income tax position is required to meet before being recognized in the financial statements and applies to all income tax positions. Each income tax position is assessed using a two step process. A determination is first made as to whether it is more likely than not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more likely than not criteria, the benefit recorded in the financial statements equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement.

The Internal Revenue Service has performed an administrative review relating to the Marysville Gas Liquids Company’s 2003 election to be treated as a disregarded entity for tax purposes. The Company is structured as a C Corporation and in the absence of an approved election to be treated as a disregarded entity, would be required to pay taxes at the applicable corporate rates. Although management is still pursuing the election, they have decided to accrue an estimate of past and current Federal taxes and related interest in the event they are not successful in this effort. No penalties have been accrued, as the Company believes that the Internal Revenue Service will not assess under the circumstances.

Subsequent to the balance sheet date, the Internal Revenue Service issued a tax notice to the Company claiming they failed to file monthly Terminal Operator Reports and have proposed penalties totaling $1,006,000 that began to accrue as of January 1, 2007. The Company became aware of the issue and had retroactively filed all necessary monthly reports. The Company believes they have reasonable cause for their failure to file the reports timely and that all penalties will be abated.

Deferred Income Taxes

Deferred income taxes are provided for timing differences between financial statement income and tax return income under the provisions of Accounting for Income Taxes which requires deferred income taxes be computed on the liability method and deferred tax assets are recognized only when realization is more likely than not. The principal timing differences arise from the use of an accelerated depreciation method for tax purposes and a straight-line method for book purposes, Michigan Business Tax loss carryforwards, and accrued vacation expense.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2009 and 2008

NOTE 1 – SUMMARY OF ACCOUNTING POLICIES (Continued)

Deferred tax assets and liabilities for the years ended December 31,2009 and 2008, are as follows:

	2009	2008
Deferred tax assets
Short-term
Accrued expenses	$67,130	$62,298
Long-term
Net operating loss carryforwards	671,983	889,369

Total deferred tax asset	$739,113	$951,667

Deferred tax liabilities
Long-term
Property, plant, and equipment	$6,547,067	$5,087,132

The effective tax rate before income taxes for the years ended December 31,2009 and 2008 vary from the current statutory Federal income tax rate as follows:

	2009	2008
Statutory rate	34.00%	34.00%
State taxes	12.01	7.31
State modified gross receipts tax	1.71	2.79
Other	(1.00)	2.51

	46.72%	46.61%

Subsequent Events

The Company has performed a review of events subsequent to the balance sheet date through December 23, 2010, the date the financial statements were available to be used. See Note 13 for detail of reportable subsequent events.

NOTE 2 – RELATED PARTY TRANSACTIONS

Accounts Receivable

At December 31,2009 and 2008, the Company had accounts receivable from related parties through common ownership in the amount of $342,160 and $9,273, respectively.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2009 and 2008

NOTE 2 – RELATED PARTY TRANSACTIONS (Continued)

Deferred Land Lease Revenue

The Company leases land to a related party through common ownership. Under the lease agreement, the related party is required to make payments of $1,000,000 per year for the first ten years that the related party’s production plant is operational, and $100 per year thereafter for the duration of the plant’s operations.

The Company recognizes the land lease revenue on a straight-line basis over the estimated lease term. For both the years ended December 31,2009 and 2008, the Company received land lease payments totaling $1,000,000, of which $500,049 and $458,388, respectively, were included within operating revenue and the remainder was deferred. At December 31, 2009 and 2008, deferred land lease revenue amounted to $1,041,563 and $541,612, respectively.

Accounts Payable

At December 31, 2009 and 2008, the Company had accounts payable to related parties through common ownership in the amount of $53,700 and $110,819, respectively.

Note Payable

At December 31,2009 and 2008, the Company owed $924,504 and $465,000, respectively, to a related party through common ownership. The note is non-interest bearing and is due on demand. The amount is classified as short-term on the balance sheet, as management expects to pay the balance within one year.

Administrative and Utility Service Fees

The Company received reimbursement from a related party through common ownership for costs incurred related to the general operation of an administrative building that is shared between the two entities. Total reimbursement amounted to $228,692 and $86,073 for the years ended December 31, 2009 and 2008, respectively.

The Company received reimbursement from a related party through common ownership for costs incurred relating to shared utilities between the two entities. Total reimbursement amounted to $2,323,730 and $13,228,541 for the years ended December 31, 2009 and 2008, respectively.

Leased Employees

The Company provides certain employee services to a related party through common ownership. The total contracted employee services reimbursement amounted to $743,313 and $819,826 for the years ended December 31,2009 and 2008, respectively.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2009 and 2008

NOTE 2 – RELATED PARTY TRANSACTIONS (Continued)

Utility Service Charges

The Company pays a related party through common ownership on a monthly basis for their portion of natural gas usage. Total natural gas usage fees paid to the related party amounted to $70,867 for the year ended December 31, 2009.

Management Fee

The Company has an agreement with a related party through common ownership under which the related party provides management and administrative services to the Company. The total amount of management fees paid for services during both years ended December 31, 2009 and 2008 amounted to $500,000.

Administrative and Insurance Expenses

The Company pays administrative fees and general liability insurance charges to a related party through common ownership. The total amount of administrative and insurance costs paid during the year ended December 31, 2009 and 2008 amounted to $267,047 and $340,661, respectively.

Agent Fee

During the year ended December 31,2009, the Company entered into an agreement with a related party through common ownership for them to act as the Company’s agent to sell and purchase natural gas futures contracts. As part of the agreement, the Company shall remit 50% of the profit earned to the related party as compensation for acting as the Company’s agent in the transaction described in this footnote. Realized gains related to this agreement in the amount of $13,504 have been included in other income for the year ended December 31, 2009. Unrealized losses related to the outstanding futures contracts in the amount of $1,950 have been included in other expense for the year ended December 31, 2009.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2009 and 2008

NOTE 3 – MATERIALS AND SUPPLIES

Materials and supplies consist of the following:

	December 31,
	2009	2008
Spare parts	$967,259	$948,629
Chemicals	28,052	23,671

	$995,311	$972,300

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	December 31,
	2009	2008
Land	$1,924,430	$1,924,430
Land improvements	2,233,487	2,233,374
Storage caverns, plant and equipment	31,137,998	28,140,315
Construction in process	1,775,362	2,786,832

	37,071,277	35,084,951
Less accumulated depreciation	6,286,515	4,413,578

	$30,784,762	$30,671,373

MARYSVILLE HYDROCARBONS HOLDINGS, LLC

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2009 and 2008

NOTE 5 – ACCRUED EXPENSES

Accrued expenses consist of the following:

	December 31,
	2009	2008
Capital expenditures	$350,166	$110,000
Repairs and Maintenance	—	594,434
Audit fees	100,000	25,000
Legal services	39,383	—
Payroll	26,900	16,958
Profit Incentive	154,418	144,000
Vacation	167,766	155,632
Remediation costs	44,000	220,000
Cavern costs	559,826	674,310
Interest	4,720	74,164
Other	17,500	7,219

	$1,464,679	$2,021,717

NOTE 6 – NOTES PAYABLE

At December 31, 2009 and 2008, the Company had an unused revolving line-of-credit agreement with a bank. The Company can borrow up to a maximum of $2,500,000. The line-of-credit expires January 2011 and bears interest at the Company’s option based upon the banks prime rate plus .5% or the LIBOR plus 2.5%. The note is secured by all assets of the Company.

At December 31, 2009 and 2008, the Company owed $1,075,000 and $6,456,250, respectively, under a term loan agreement with a bank. The note requires quarterly principal installments in the amount of $1,025,000, decreasing to $768,750 in April 2010. The note is due January 2011 and bears interest at the Company’s option based upon the bank’s prime rate plus .5%, the federal funds rate plus .5%, or the LIBOR plus 2.5 (effective rate was 3.75% at December 31,2009). The note is secured by all assets of the Company. The term loan was repaid in full subsequent to the balance sheet date and therefore is classified as a current liability on the balance sheet.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2009 and 2008

NOTE 7 – DEFERRED CONTRACT REVENUE

Railroad Transportation

The Company had an agreement with a rail carrier, under which the Company agreed to make railroad improvements of approximately $650,000. Under the agreement, the rail carrier agreed to reimburse $300 per railcar based on excess volumes over the baseline railroad car usage. The agreement expired in September 2009.

The Company has capitalized the costs of the railroad improvements and has amortized the deferred income over the life of the asset. During the years ended December 31,2009 and 2008, remaining deferred contract revenue in the amount of $44,221 and $58,920, respectively, were recognized as other income on the consolidated statements of income.

NOTE 8 – RETIREMENT PLANS

The Company has two 401 (k) plans for union and non-union employees. The plans provide for the Company to make required matching contributions for the union employee plan and a discretionary matching contribution for the non-union employee plan. For the years ended December 31, 2009 and 2008, contributions to the plans amounted to $98,745 and $135,622, respectively.

NOTE 9 – OPERATING LEASES

During the years ended December 31, 2009 and 2008, the Company leased various equipment from unrelated third parties with monthly payments totaling $6,231 and expiring on various dates through October 2012. The leased equipment is also used by a related party through common ownership, therefore fifty percent of the rent payments are billed to the related party on a monthly basis. For the years ended December 31, 2009 and 2008, the Company’s portion of total related rent expense amounted to $40,870 and $40,259, respectively.

Minimum future rental payments under the non-cancelable operating leases described above for each of the next three years are as follows:

Years ended December 31,	Amount
2010	$37,384
2011	24,042
2012	20,035

$81,461

MARYSVILLE HYDROCARBONS HOLDINGS, LLC

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2009 and 2008

NOTE 10 – CASH FLOWS

Supplemental disclosures of cash flow information are as follows:

	December 31,
	2009	2008
Interest paid	$209,709	$699,795

Taxes paid	$170,000	$605,000

Non-Cash Investing Transactions:

At December 31,2009 and 2008, capital expenditures relating to construction in process in the amount of $350,166 and $110,000, respectively, were included in accrued expenses.

NOTE 11 – COMMITMENTS

Sales Commitments

During the year ended December 31,2009, the Company entered into an agreement with a related party to sell 75,000 Mmbtu of natural gas in each of the months of August 2010 and September 2010 at a unit price equal to the NYMEX final settlement price for the month of delivery plus basis. As of December 31, 2009, the Company was committed to selling the full amount to fulfill the agreement. The investment in natural gas is shown as a current asset on the balance sheet in the amount of $623,711, as they are in agreement to sell the natural gas within one year. The investment is stated at cost which approximates market value at December 31, 2009.

Environmental Matters

The Company operations are subject to extensive federal and state environmental laws and regulations concerning emissions into the air, discharges into waters, and the generation, handling, storage, transportation, treatment, and disposal of waste and other materials among other requirements. The risk of environmental liabilities is inherent in high pressure, natural gas liquids operations and in owning related real state and storage facilities, as a result of both current and past operations, which cannot be predicted with certainty. The Company has incurred and will continue to incur costs on an ongoing basis associated with these environmental and safety regulations in the normal course of operating its business.

MARYSVILLE HYDROCARBONS HOLDINGS, LLC

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2009 and 2008

NOTE 12 – ASSET RETIREMENT OBLIGATIONS

The Company accounts for asset retirement obligations in accordance with the requirements of ASC guidance relating Accounting for Asset Retirement Obligations. It requires the Company to record the fair value of a legal liability for an asset retirement obligation and capitalizes a corresponding amount for an asset. The Company has recorded an obligation related to the existence of asbestos that was present in a fractionator plant located on the Company’s property. A portion of this plant is being removed in conjunction with the facilities lease to a related party as described in Note 2 of the consolidated financial statements. Management anticipated and has recorded an asset retirement obligation in the amount of $220,000 as of December 31, 2008. As of December 31, 2009, the remaining obligation amounted to $44,000.

NOTE 13 – SUBSEQUENT EVENTS

Subsequent to year end, the Company paid off its term note with a bank in the amount of $1,075,000 as described in Note 6. The Company obtained financing from another bank and entered into a revolving term note in the amount of $10,000,000 dated April 5, 2010. The Company can borrow in installments of not less than $500,000 and can only have a maximum of 5 installments outstanding at a time. The note is due April 2013 and bears interest at the London Interbank Offered Rate (LIBOR) plus 3%. The note is secured by the assets of the Company.

Subsequent to year end, the Internal Revenue Service issued a tax notice to the Company claiming they failed to file monthly Terminal Operator Reports, see the Income Tax section of Note 1 for additional information.

Subsequent to year end, the Company’s 2003 through 2007 tax returns were chosen for audit by the Internal Revenue Service. The examination was ongoing as of the report date of these consolidated financial statements and final outcome is unknown.

Subsequent to year end, some members of the Company, with majority ownership, engaged in negotiations with an unrelated third party to sell their interests in Marysville Hydrocarbons Holdings, LLC. The members had not signed a definitive purchase and sale agreement prior to the issuance of the consolidated financial statements for the years ended December 31, 2009 and 2008.